EXHIBIT 99.1

The New Era of Biologic Revascularization for Refractory Myocardial Ischemia

Richard E. Otto

President and CEO

February 24, 2004

Forward Looking Statements

This presentation contains “forward-looking statements” within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to Corautus Genetics’ financial condition, intellectual property, results of operations and businesses, research and development, approval of our product candidates and assessment of early stage trial results. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “could,” “would,” “will,” “may,” “can” and similar expressions identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Many of the important factors that will determine these results and values are beyond Corautus Genetics’ ability to control or predict. Prospective investors are cautioned not to put undue reliance on any forward-looking statements. Corautus Genetics does not assume any obligation to update any forward-looking statements. In evaluating the investment opportunity, you should carefully consider the discussion of risks factors in the section entitled “Risk Factors” beginning on page 2 in Amendment No. 1 to Corautus’ Registration Statement on Form S-3 (File No. 333-112239) filed February 2, 2004.

Corautus Genetics: At a Glance

The Science: Genomic Therapeutics

The Target: Vascular Endothelial Growth Factor-2 (VEGF-2)

Initial Focus: Refractory Myocardial Ischemia (Severe CAD)

Estimated Market: $1 billion in the US annually

Clinical Status: Phase I/IIa Completed; Phase Ilb early 2004

Strategic Alliances: Boston Scientific Corporation (BSX)

Human Genome Sciences (HGSI)

Vical Inc. (VICL)

Caritas St. Elizabeth’s Medical Center

Cash: $14.9M (proforma at 12/31/03)

Market Cap: $85M as of 2/18/04

Jeffery M. Isner, M.D. & Vascular Genetics Inc.

‘No discussion on therapeutic angiogenesis would be appropriate without honoring the person who was clearly the leader in the field. Dr. Jeffery M. IsnerJeff was the consummate Clinician/Scientist and without question the pioneer in this area.’

Cardiology Rounds

Harvard Medical School J

anuary 2002

The Vision – Biologic Revascularization

Conventional vs. Regenerative

Pharmacologic Biologic (Genetic)

Treats Symptom Treats Cause

Underlying condition unaltered Underlying condition altered

Biologic revascularization may offer superior outcomes in the treatment of refractory angina due to remodeling of ischemic cardiac muscle

The Opportunity

Coronary Artery Disease Market Size

“The New Era”

———————————— Conventional ———————————— Regenerative

Opportunity

MEDICAL THERAPY INTERVENTION SURGERY REFRACTORY

Nitroglycerin, Beta MYOCARDIAL

Blockers, Calcium PTCA / Stent CABG ISCHEMIA

Antagonists, Statins

$1 Billion (*)

Corautus will deliver naked DNA plasmid through BSX’s Stiletto catheter to treat patients with Refractory Myocardial Ischemia

* Management Estimate

Refractory Myocardial Ischemia

Class III-IV refractory angina

Cardiac muscle demand for 02 is greater than supply

Significant chest pain on minimal or no exertion

No proven therapy for Class III-IV refractory angina

Poor quality of life

Significant demand for effective treatment

Clinical Results – Phase I and IIa

Phase I – Mini Thoracotomy

30 Class III/IV angina patients injected directly into myocardium

Positive clinical results

– 74% patients reported a reduction in angina of greater than 2 classes

– Episodes of angina fell from 31 to 9/week

– Exercise time increased an average of 2 minutes

Single-Blind Placebo Controlled Pilot Study

6 patients; catheter-based injection into the myocardium Positive clinical results

? Patients experienced reduced angina (36.2 episodes/week before vs. 3.5 after)

? Reduced nitroglycerin consumption (33.8 versus 4.1 tablets/week) up to 360 days

Phase I/IIa – Double-Blind Placebo Controlled Study

12 patients received VEGF-2 catheter-based delivery (7 received placebo) Positive clinical results

? Data demonstrated safety of VEGF-2 catheter-based myocardial gene transfer

Source: Articles published by investigators in Circulation December 22/29, 1998, August 29, 2000 and April 30, 2002

SPECT Nuclear Results: VEGF-2

Source: Articles published by investigators in Circulation, April 30, 2002

Phase I Clinical Results: CCS Class Angina

Time after VEGF-2 Injection (Months)

Source: Articles published by investigators in The American Journal of Cardiology, August 15, 2003

Phase IIb Trial

Physician Advisors

Douglas W. Losordo, M.D. – National Principal Investigator Involved in research with Dr. Isner for 14 years

Chief, Cardiovascular Research St. Elizabeth’s Medical Center Associate Professor of Medicine Tufts University School of Medicine Editorial Board, Circulation

Richard A. Schatz, M.D.

Identified Dr. Isner’s therapeutic for Vascular Genetics

Inventor and co-developer of Palmaz-Schatz stent

Co-Chairman of the Department of Cardiology, Cath Lab Director and research director of cardiovascular interventions at the Heart, Lung and Vascular Center at Scripps Clinic

Richard E. Kuntz, M.D., M.Sc. Designed Corautus’ Phase IIb trial

Harvard Clinical Research Institute

Chief, Division of Clinical Biometrics, Department of Medicine, Brigham and Women’s Hospital Associate Professor of Medicine, Harvard Medical School.

Phase Ilb Clinical Trial Design

National multi-center, double-blind, dose ranging N = 404, four cohorts (0, 20?g, 200?g, 800?g) Class III and IV angina “no op” patients Boston Scientific StilettoTM Catheter

Efficacy data measured at 3 months, safety data at 1 year 15 clinical sites in the United States

Primary Endpoint – Increase in Exercise Tolerance Time (“ETT”) Secondary Endpoint – SPECT Nuclear Imaging, Decreased angina

FDA Review Process of Combination Products

Center for Biologics Evaluation and Research (“CBER”)

Responsible for complete review of the entire submission

Reviews submission and refers device questions/concerns to CDRH Reports all CBER and CDRH comments to Sponsor of IND

Dialogue ongoing—additional guidance expected in the near term Trial can not commence until the submission is approved by the FDA

Center for Devices and Radiological Health (“CDRH”)

Reviews submission focusing on device components Delivers comments to CBER

Competitive Landscape

Late-Stage Competitive Landscape

- **Berlex**
  (Collateral Therapeutics)

  Fibroblast Growth Factor Viral Vector
  Class II-III angina
  Coronary artery injection
  Phase IIB/III
  Terminated Jan. 2004 due to lack of efficacy

- **GenVec**

  VEGF-121 Viral Vector
  Class II-IV angina
  Collaboration with Cordis Corporation
  European 125 patient trial (Summer 2004)

- **Corautus**

  VEGF-2 Naked Plasmid
  Class III-IV refractory Angina
  Direct endocardial tissue injection
  Collaboration with Boston Scientific Corporation
  Phase IIB commencement expected early 2004
  US trial > 400 patients

CORAUTUS GENETICS

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Company Highlights

Recent Accomplishments

OBJECTIVE:	RESULTS:
Merger of Vascular Genetics / GenStar Therapeutics	• Recapitalized $18 million debt at 70% reduction • Negotiated ownership of all clinical & regulatory data from previous CRO • Restructured license agreement of VEGF-2 with Human Genome Sciences, Inc.
Corporate Restructuring	• Significantly reduced costs with consolidation of facilities, equipment and personnel
Negotiate Major Strategic Collaboration	• Entered into agreement with Boston Scientific Corporation (BSX) for IP and financial, development and distribution support
Assemble Expert Management Team	• Robert T. Atwood, CFO, VP, Secretary, and Director • Dr. Yawen Chiang, SVP & Chief Scientific Officer • Nina Vincent Sewell, SVP - Clinical & Regulatory
Prepare for Phase IIb Clinical Trial	• Manufactured VEGF-2 for Phase IIb trial in Spring 2003 • Phase IIb protocol developed and submitted
Negotiate Manufacturing Agreement	• Signed agreement with Qiagen and Strathmann Biotec for anticipated Phase III trials and commercialization
Raise Capital	• $8.45M gross in new equity raised in December 2003 & January 2004

CORAUTUS GENETICS

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Intellectual Property

Boston Scientific Human Genome

Corporation Sciences Inc.

Corautus

Genetics

Inc.

Caritas

St. Elizabeth’s Vical Inc.

Medical Center

Corautus believes it has a fortress IP position in cardiovascular gene therapy and that no additional licenses are required for commercialization

Financing Activities

Boston Scientific Corporation—$25M potential investment July 2003

?? 9M convertible preferred for 10% fully diluted equity

?? 1M sublicense fee

?? 15M convertible notes in three tranches based upon milestones

•$ 2.5M accelerated draw in December 2003

Private Placements—$8.45M

$2.15M private investment December 2003

$5.3M Vertical Ventures & Ardsley Partners investment January 2004

$1M private investment January 2004

Cash at 12/31/03 proforma $14.9M

Projected to be sufficient to cover operations into Q1 2005

Fully Diluted Ownership Summary – January 31, 2004

Shares

(thousands) %

Human Genome Sciences Inc. 1,585 10

Boston Scientific Corporation 1,396 9

Baxter Healthcare Corporation 1,397 9

Ardsley Partners and affiliates 1,200 7

Caritas St. Elizabeth’s Medical Center 308 2

Vical Incorporated 241 1

Sub-Total 6,128 38

Corautus Board and Management 2,156 13

Other 8,218 49

Total 16,502 100

Market Capitalization

Market Capitalization

5X+ increase $15,000,000

3/31/03 $85,000,000

2/18/04

Next Steps

Management Goals 2004

Commence and Manage Phase IIB clinical trial

Initiate phase III-commercial product manufacturing

Efficiently deploy capital by controlling costs

Secure additional funding for 2005 and beyond

Focus R&D efforts on later-stage opportunities

Consider Investigational New Drug Application (IND) for Peripheral Artery Disease (PAD)

Achieve another year of significant valuation increase

Conclusion

Conclusion

“Later-stage” therapeutic serving an unmet medical condition

Support of key opinion leaders in cardiology

$1 billion estimated US annual market opportunity for Refractory CAD

Major collaboration agreement with Boston Scientific Corporation

Fortress of intellectual property

Recently strengthened cash position: $14.9M (12/31/03 pro forma)

Increased market capitalization from $15M at 3/31/03 to $85M in 2/04

Experienced and focused management team with proven record to efficiently enhance shareholder value

Conclusion

2003—Emerged as a Strong Survivor

2004—Significant Event-Driven Valuation Opportunities

75 Fifth Street, NW

Suite 313 Atlanta, GA 30308 404.526.6200 www.corautus.com

Richard E. Otto Robert T. Atwood

President and CEO Executive VP and CFO

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